UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 1, 2018

Luna Innovations Incorporated
(Exact name of registrant as specified in its charter)

Delaware	000-52008	54-1560050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
301 1st Street SW, Suite 200
Roanoke, Virginia 24011
(Address of principal executive offices, including zip code)
540-769-8400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indícate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition

On August 1, 2018, Luna Innovations Incorporated (the “Company”) issued a press release announcing its financial results for the quarter and six months ended June 30, 2018, as well as information regarding a conference call to discuss these financial results, business updates and the Transaction (as defined below). A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 7.01     Regulation FD Disclosure

On August 1, 2018, the Company issued an additional press release announcing the entry into an asset purchase agreement with OSI Optoelectronics, Inc., pursuant to which the Company sold substantially all of its assets related to its custom optoelectronic component and subassembly business in the United States and Canada (the “Transaction”).  A copy of the press release related to the Transaction is furnished herewith as Exhibit 99.2 to this Current Report on Form 8-K. In addition, a copy of the slide presentation that the Company will be using in connection with the conference call discussed above is furnished herewith as Exhibit 99.3 to this Current Report on Form 8-K.

In accordance with general instruction B.2 to Form 8-K, the information in this Item 7.01, including the press release related to the Transaction and slide presentation furnished as Exhibits 99.2 and 99.3 hereto, respectively, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or Exchange Act.

Item 9.01.    Financial Statements and Exhibits

(d)        Exhibits.

Exhibit	Description
99.1	Press Release, dated August 1, 2018, titled “Luna Innovations Reports Record Second Quarter 2018.”
99.2	Press Release, dated August 1, 2018, titled “Luna Announces Sale of Optoelectronic Solutions.”
99.3	Company Presentation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Luna Innovations Incorporated

By:	/s/ Scott A. Graeff
Scott A. Graeff President and Chief Executive Officer
Date: August 1, 2018